UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2019

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 HaToKhen Street

Caesarea North Industrial Park

3088900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC
Warrants to purchase Common Stock	DRIOW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Amendment to Amended and Restated 2012 Equity Incentive Plan

On November 6, 2019, DarioHealth Corp. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s stockholders approved an amendment to the Company's Amended and Restated 2012 Equity Incentive Plan (the “2012 Plan Amendment”), increasing the number of shares authorized for issuance under the Company's Amended and Restated 2012 Equity Incentive Plan by 4,500,000 shares from 7,873,000 to 12,373,000. The 2012 Plan Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”) on August 25, 2019. The Company’s officers and directors are among the persons eligible to receive awards under the 2012 Plan Amendment in accordance with the terms and conditions thereunder.

The description of the 2012 Plan Amendment is qualified in its entirety by reference to the full text of the 2012 Plan Amendment, a copy of which is attached as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final voting results of the 2019 Annual Meeting held on November 6, 2019, are set forth below. Stockholders voted on the following proposals:

Proposal No. 1 — Election of Directors.

The stockholders elected the following directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal. The votes were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Yalon Farhi	23,115,115	-	567,937	5,731,701

Allen Kamer	23,118,615	-	564,437	5,731,701

Hila Karah	23,112,727	-	570,325	5,731,701

Dennis M. McGrath	23,118,727	-	564,325	5,731,701

Glen Moller	23,545,495	-	137,557	5,731,701

Erez Raphael	23,113,115	-	569,937	5,731,701

Yoav Shaked	23,431,296	-	251,756	5,731,701

Richard B. Stone	23,118,727	-	564,325	5,731,701

Proposal No. 2 — Incentive Plan Proposal.

The stockholders approved the 2012 Plan Amendment. The 2012 Plan Amendment proposal required the affirmative vote of a majority of the stockholders entitled to vote at a meeting of the stockholders. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
22,933,798	723,150	26,104	5,731,701

Proposal No. 3 — Reverse Stock Split Proposal.

The stockholders approved the Reverse Stock Split. The Reverse Stock Split required the affirmative vote of a majority of the stockholders entitled to vote at a meeting of the stockholders. The votes were as follows:

For	Against	Abstain
28,016,462	1,321,647	76,644

Proposal No. 4 — Ratification of Auditors.

The stockholders ratified the appointment of Kost Forer Gabbay& Kasierer, a member of Ernst & Young Global, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019. The votes were as follows:

For	Against	Abstain
28,895,279	433,081	86,393

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

10.1	Amendment to the Company’s Amended and Restated 2012 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2019	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary